                                          Provident Financial Group, INC.
                                                       1997
                                                 Stock Option Plan

                                       As Amended Through December 19, 2002

Article 1
                                                         OBJECTIVES

         Provident  Financial Group, Inc.  ("Provident") has established this Stock Option Plan effective March 31,
1997, as an incentive to the attraction and retention of dedicated and loyal employees of outstanding  ability,  to stimulate the efforts of such persons in meeting  Provident's  objectives  and to encourage  ownership of Provident
Common Stock by employees.

Article 2
                                                        DEFINITIONS

2.1      For purposes of the Plan,  the  following  terms shall have the  definition  which is  attributed to them, unless another definition is clearly indicated by a particular usage and context.

A.       "Code" means the Internal Revenue Code of 1986.
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B.       "Date of  Exercise"  means the date on which  Provident  has  received a written  notice of exercise of an
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Option,  in such form as is  acceptable  to the  Committee,  and full  payment of the  purchase  price or a copy of irrevocable directions to a broker-dealer to deliver the Option Price to Provident pursuant to Section 7.2 hereof.

C.       "Date of Grant" means the date on which the Committee makes an award of an Option.
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D.       "Eligible  Employee"  means any  individual  who  performs  services  for  Provident  and is treated as an
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Employee for federal income tax purposes.

E.       "Effective Date" means March 31, 1997.
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F.       "Fair  Market  Value"  means the average of the closing bid and asked  prices for a Share  reported on any
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stock exchange or  over-the-counter  trading system on which Shares are trading on the last trading date prior to a specified date.

G.       "Incentive Stock Option" shall have the same meaning as given to that term by Section 422 of the Code.
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H.       "Nonqualified  Stock Option" means any Option  granted under the Plan which is not considered an Incentive
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Stock Option.

I.       "Option"  means the right to purchase a stated  number of Shares at a specified  price.  The option may be
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granted to an Eligible  Employee  subject to the terms of this Plan, and such other  conditions and restrictions as the  Committee  deems  appropriate.  Each Option  shall be  designated  by the  Committee to be either an Incentive
Stock Option or a Nonqualified Stock Option.

J.       "Option  Price"  means  the  purchase  price  per Share  subject  to an  Option  and shall be fixed by the
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Committee,  but shall not be less than 95% of the Fair Market  Value of a Share on the Date of Grant in the case of a  Nonqualified  Stock  Option or less than  100% of the Fair  Market  Value of a Share on the Date of Grant in the
case of an Incentive Stock Option.

K.       "Permanent  and Total  Disability"  shall mean any medically  determinable  physical or mental  impairment
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rendering an individual unable to engage in any substantial  gainful activity,  which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

L.       "Plan" means this 1997 Option Plan as it may be amended.
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M.       "Provident"  means  Provident  Financial  Group,  Inc.  and  any  subsidiary  of  Provident,  as the  term
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"subsidiary" is defined in Section 424(f) of the Code.

N.       "Share" means one share of the Common Stock of Provident.
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Article 3
                                                       ADMINISTRATION

3.1      The Plan shall be  administered  by a committee  designated  by the Board of Directors of  Provident.  The
Committee  shall be comprised of three or more  directors  each of whom shall be (i) a  "Non-Employee  Director" as defined in  Rule 16b-3  of the  Securities  and Exchange Act of 1934 (the "Act") and (ii) an "outside  director" to the extent  required by Section  162(m) of the Code  ("Section  162(m)"),  as such Rule and Section may be amended, superseded  or  interpreted  hereafter.  Notwithstanding  the  foregoing,  to the  extent  Ohio  law  permits,  the
Committee may be comprised of two or more such directors.

3.2      Except as specifically  limited by the provisions of the Plan, the Committee in its discretion  shall have the authority to:

A.       Grant Options on such terms and conditions consistent with this Plan as the  Committee shall determine;

B.       Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

C.       Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

3.3      Any action,  decision,  interpretation  or  determination by the Committee with respect to the application or  administration  of this Plan shall be final and binding upon all persons,  and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

3.4      No member of the  Committee  shall be liable for any action or  determination  taken or made in good faith with respect to the Plan or any Option  granted  hereunder,  and to the extent  permitted by law, all members shall be indemnified by Provident for any liability and expenses which may occur from any claim or cause of action.

Article 4
                                                   SHARES SUBJECT TO PLAN

4.1      The number of Shares that may be made subject to Options  granted under the Plan is  7,000,000.  Except as provided  in  Section  4.2,  upon lapse or  termination  of any Option  for any  reason  without  being  completely exercised, the Shares which were subject to such Option may again be subject to other Options.

4.2      The maximum  number of Shares with  respect to which  options may be granted to any  employee  during each fiscal year of Provident  is 500,000.  If an Option is  canceled,  it  continues to be counted  against the maximum number of Shares for which  Options may be granted to an employee.  If an Option is repriced,  the  transaction  is treated as a cancellation of the Option and a grant of a new Option.

Article 5
                                                    GRANTING OF OPTIONS

         The Committee  may,  from time to time,  prior to March 31, 2007,  grant Options to Eligible  Employees on such  terms and  conditions  as the  Committee  may  determine.  More than one  Option  may be  granted to the same
Eligible Employee.

Article 6
                                                      TERMS OF OPTIONS

6.1      Subject to specific  provisions  relating to Incentive  Stock  Options set forth in Article 9, each Option shall be for a term of from one to ten  years  from the Date of Grant  and may not be  exercised  during  the first twelve months of the term of said Option.  Commencing on the first  anniversary  of the Date of Grant of an Option, the Option may be exercised for 20% of the total Shares  covered by the Option with an additional  20% of the total
Shares covered by the Option becoming  exercisable on each succeeding  anniversary  until the Option is exercisable to its full  extent.  This right of exercise  shall be  cumulative  and shall be  exercisable  in whole or in part.
The  Committee  may  establish a different  exercise  schedule and impose other  conditions  upon  exercise for any particular  Option or groups of Options.  The Committee in its sole  discretion  may permit  particular  holders of
Options to exercise an Option to a greater extent than provided in such Option.

6.2      [Intentionally Left Blank]

6.3      In the event of the  dissolution or  liquidation  of Provident or any merger,  other than a merger for the purpose of the  redomestication  of Provident not involving a change in control,  consolidation,  exchange or other transaction in which  Provident is not the surviving  corporation or in which the  outstanding  Shares of Provident are converted into cash, other securities or other property,  each outstanding  Option shall  automatically  become fully  vested and fully  exercisable  immediately  prior to such event.  Thereafter  the holder of each such Option shall,  upon exercise of the Option,  receive,  in lieu of the stock or other  securities  and property  receivable upon  exercise of the Option prior to such  transaction,  the stock or other  securities  or property to which such holder would have been entitled upon  consummation  of such  transaction  if such holder had exercised  such Option immediately prior to such transaction.

6.4      Nothing  contained  in this Plan or in any Option  granted  pursuant to it shall  confer upon any employee any right to  continue  in the  employ of  Provident  or to  interfere  in any way with the right of  Provident  to terminate  employment  at any  time.  So  long as a  holder  of an  Option  shall  continue  to be an  employee  of
Provident, the Option shall not be affected by any change of the employee's duties or position.

Article 7
                                                    EXERCISE OF OPTIONS

7.1      Any person  entitled to exercise an Option in whole or in part,  may do so by delivering a written  notice of exercise to  Provident,  Attention  Corporate  Secretary,  at its  principal  office.  The written  notice shall specify  the  number of  Shares  for which an Option is being  exercised  and the grant  date of the  option  being exercised  and shall be  accompanied  by full payment of the Option Price for the Shares  being  purchased  and any withholding taxes.

7.2      An Option may also be  exercised  by  delivering  a written  notice of  exercise to  Provident,  Attention
Corporate  Secretary,  accompanied by irrevocable  instructions to deliver shares to a broker-dealer  and a copy of irrevocable instructions to the broker-dealer to deliver the Option Price and any withholding taxes to Provident.

Article 8
                                                  PAYMENT OF OPTION PRICE

8.1      In the sole  discretion of the  Committee,  Payment of the Option Price and any  withholding  taxes may be made in cash, by the tender of Shares, or both.  Shares tendered shall be valued at their Fair Market Value.

Article 9
                                   INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

9.1      The Committee in its  discretion may designate  whether an Option is to be an Incentive  Stock Option or a
Nonqualified  Stock  Option.  The  Committee  may grant both an  Incentive  Stock Option and a  Nonqualified  Stock
Option to the same individual.  However,  where both an Incentive Stock Option and a Nonqualified  Stock Option are
awarded at one time,  such  Options  shall be deemed to have been  awarded  in  separate  grants,  shall be clearly identified,  and in no event will the  exercise  of one such  Option  affect the right to  exercise  the other such
Option.

9.2      Any option  designated  by the  Committee  as an  Incentive  Stock  Option  will be subject to the general provisions applicable to all Options granted under the Plan plus the following specific provisions:

A.       At the  time  the  Incentive  Stock  Option  is  granted,  if the  Eligible  Employee  owns,  directly  or indirectly,  stock  representing  more than 10% of (i) the total  combined  voting power of all classes of stock of
Provident,  or (ii) a corporation  that owns 50% or more of the total combined voting power of all classes of stock of Provident, then:

(i)      The Option Price must equal at least 110% of the Fair Market Value on the Date of Grant; and

(ii)     The term of the Option shall not be greater than five years from the Date of Grant.

B.       The  aggregate  Fair  Market  Value of Shares  (determined  at the Date of Grant)  with  respect  to which
Incentive Stock Options are  exercisable by an Eligible  Employee for the first time during any calendar year under this Plan or any other plan maintained by Provident shall not exceed $100,000.

9.3      If any Option is not granted,  exercised,  or held pursuant to the provisions noted immediately  above, it will be  considered  to be a  Nonqualified  Stock  Option to the extent  that the grant is in  conflict  with these restrictions.

Article 10
                                                 TRANSFERABILITY OF OPTION

         During the  lifetime  of an  Eligible  Employee  to whom an Option has been  granted,  such  Option is not transferable  voluntarily  or by operation of law and may be exercised only by such  individual.  Upon the death of an Eligible  Employee to whom an Option has been granted,  the Option may be  transferred to the  beneficiaries  or heirs of the holder of the Option by will or by the laws of descent and distribution.
         Notwithstanding the above, the Committee may, with respect to particular  Nonqualified Options,  establish or modify the terms of the  Option to allow the  Option to be  transferred  at the  request  of the  grantee of the
Option to trusts  established  by the grantee or as to which the  grantee is a grantor or to family  members of the grantee or  otherwise  for  personal  and tax  planning  purposes  of the  grantee.  If the  Committee  allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

Article 11
                                                   TERMINATION OF OPTIONS

11.1     An Option will terminate as follows:

A.       Upon exercise or expiration by its terms.

B.       If the grantee of an Option dies or becomes  subject to a Permanent and Total  Disability  while  employed by  Provident  or within  ninety (90) days after  termination  of  employment  for any  reason,  such Option may be exercised  at any time within one year after the date of  termination  of  employment.  Options may be exercised by that  person's  estate or guardian  or by those  persons to whom the Option may have been  transferred  pursuant to
Article 10 hereof.

C.       If the grantee of a Nonqualified  Option  terminates  employment with Provident through  retirement,  such
Option may be  exercised at any time within two years after the date of  termination  of  employment,  provided the grantee  has been  employed by  Provident  for at least 10 full  years,  and if the  grantee  has been  employed by
Provident  for less than 10 full years,  such Option may be exercised at any time within one year after the date of termination.

D.       If the grantee of an Option is terminated  from  employment  with  Provident for cause,  such Option shall terminate  immediately.  "Cause" shall include,  without limitation,  the use of illegal drugs, the commission of a criminal act, or willful  violations of  Provident's  policy  prohibiting  employees  from  disposing of Shares for personal gain based on knowledge of  Provident's  activities or results when such  information  is not available to the general public.

E.       In all other cases,  upon  termination of employment of the grantee with Provident,  the  then-exercisable portion of any Option will  terminate on the 45th day after the date of  termination.  The portion not  exercisable will  terminate on the date of termination  of  employment.  For purposes of the Plan, a leave of absence  approved by Provident shall not be deemed to be termination of employment.

11.2     The Committee, in its discretion,  may as to any particular outstanding  Nonqualified Stock Option or upon the grant of any  Nonqualified  Stock  Option,  establish  terms and  conditions  which are  different  from  those otherwise contained in this Article 11, by, without  limitation,  providing that upon termination of employment for any  designated  reason,  vesting may occur in whole or in part at such time and that such Option may be  exercised for any period  during the  remaining  term of the  Option,  not to exceed  three  years  from the  termination  of employment.

11.3     Except as  provided  in  Article 12  hereof,  in no event will the  continuation  of the term of an Option beyond the date of termination of employment allow the grantee,  or his beneficiaries,  heirs or assigns, to accrue additional  rights  under the Plan,  or to purchase  more Shares  through the exercise of an Option than could have been  purchased  on the day that  employment  was  terminated.  In  addition,  notwithstanding  anything  contained herein,  no option may be exercised in any event after the  expiration  of ten years from the date of grant of such option.

Article 12
                                           ADJUSTMENTS TO SHARES AND OPTION PRICE

12.1     In the event of changes in the  outstanding  Common  Stock of  Provident  as a result of stock  dividends, stock splits,  reclassifications,  reorganizations,  redesignations,  mergers,  consolidations,  recapitalizations, combinations  or  exchanges  of Shares,  or other  such  changes,  the number and class of Shares for all  purposes covered by the Plan and number and class of Shares and price per Share for each  outstanding  Option covered by the
Plan shall be appropriately adjusted by the Committee.

12.2     The Committee  shall make  appropriate  adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

Article 13
                                                     OPTION AGREEMENTS

13.1     All Options  granted  under the Plan shall be  evidenced  by a written  agreement in such form or forms as the Committee in its sole discretion may determine.

13.2     Each  optionee,  by  acceptance  of an Option  under this Plan,  shall be deemed to have  consented  to be bound, on the optionee's own behalf and on behalf of the optionee's heirs,  assigns and legal  representatives,  by all terms and conditions of this Plan.

Article 14
                                              AMENDMENT OR TERMINATION OF PLAN

14.1     The Board of Directors of  Provident  may at any time amend,  suspend,  or terminate  the Plan;  provided, however,  that no  amendments  by the Board of  Directors  of  Provident  shall,  without  further  approval of the shareholders of Provident:

A.       Change the definition of Eligible Employees;

B.       Except as  provided  in Articles 4 and 12 hereof,  increase  the number of Shares  which may be subject to
Options  granted  under the Plan;  or increase the maximum  number of Shares with  respect to which  Options may be granted to any eligible Employee  of Provident during any fiscal year;

C.       Cause the Plan or any Option  granted under the Plan to fail to be excluded from the $1 million  deduction limitation imposed by Section 162(m) of the Code; or

D.       Cause any Option  granted as an Incentive  Stock Option to fail to qualify as an "Incentive  Stock Option"
as defined by Section 422 of the Code.

14.2     No amendment or  termination  of the Plan shall alter or impair any Option  granted under the Plan without the consent of the holder thereof.

14.3     This Plan shall  continue in effect  until the  expiration  of all Options  granted  under the Plan unless terminated  earlier in accordance with this Article 14; provided,  however,  that it shall otherwise  terminate and no options shall be granted ten years after the Effective Date.

Article 15
                                                       EFFECTIVE DATE

         This Plan shall  become  effective  on March 31,  1997,  having been  adopted by the Board of Directors of
Provident on such date, subject to approval by shareholders by December 31, 1997.

Article 16
                                                       MISCELLANEOUS

16.1     Nothing  contained  in this Plan or in any  action  taken by the Board of  Directors  or  shareholders  of
Provident  shall  constitute  the granting of an Option.  An Option shall be granted only at such time as a written
Option  Certificate  shall have been  delivered to the  respective  employee  following  granting by the  Committee pursuant to Article 5.

16.2     Certificates  for Shares  purchased  through  exercise of Options  will be issued in regular  course after exercise  of the  Option and  payment  therefor  as called  for by the terms of the  Option  but in no event  shall
Provident  be  obligated to issue  certificates  more often than once each quarter of each fiscal year.  No persons holding an Option or entitled to exercise  an Option  granted  under this Plan shall have any rights or  privileges of a shareholder of Provident with respect to any Shares  issuable upon exercise of such Option until  certificates representing  such Shares  shall have been  issued and  delivered.  No Shares  shall be issued and  delivered  upon exercise of an Option unless and until Provident,  in the opinion of its counsel,  has complied with all applicable registration  requirements  of the  Securities Act of 1933 and any applicable  state  securities  laws and with any applicable  listing  requirements of any national  securities  exchange on which  Provident  securities may then be listed as well as any other requirements of law.